UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_______________________________________

Date of Report: August 12, 2016
(Date of earliest event reported)

Phillips 66 Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36011	38-3899432
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Blvd.
Houston, Texas 77042
(Address of principal executive offices and zip code)

(855) 283-9237
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On August 12, 2016, Gary K. Adams resigned from the Board of Directors (the “Board”) of Phillips 66 Partners GP LLC, the general partner (the “General Partner”) of Phillips 66 Partners LP (the “Partnership”).

(d)
On August 12, 2016, the sole member of the General Partner appointed David Bairrington to serve as an independent director on the Board. Mr. Bairrington, 60, is the managing partner of a family owned real estate development company, JDMD Development, LLC. Prior to taking on that role, he spent 33 years in the energy industry with Phillips Petroleum Company and ConocoPhillips, from which he retired in June 2011.

During his career, he held a number of executive positions with Phillips Petroleum Company and ConocoPhillips, including developing, managing and directing the ConocoPhillips Global Non-Conventional Resources Research and Development Program from 2009 to 2011, Senior Vice President of ConocoPhillips Canada from 2007 to 2009, President and Managing Director of Russia and the Caspian Region from 2002 to 2006, and Senior Vice President of Marketing and Transportation from 1996 to 2001.

Mr. Bairrington is a former board member of Syncrude Canada Ltd, and the former Chairman of the Board of the Polar Lights Company and NaryanMarNefteGas Company. He also chaired the USRussia and US-Kazakh Business Councils as well as served as the executive contact for a number of industry organizations such as the Society of Independent Gas Marketers Association (SIGMA), Petroleum Marketers Association of America (PMAA) and the National Association of Convenience Stores (NACS). Currently, Mr. Bairrington serves on the Texas Municipal Power Agency Board, Bryan Texas Utilities Board, Texas A&M Engineering Advisory Council, Wells Fargo Community Board and the Blinn College Brazos County Advisory Committee.

Mr. Bairrington will serve as a member of both the Audit Committee and the Conflicts Committee.

Mr. Bairrington will receive compensation in accordance with plans and programs more fully described in the Partnership’s Annual Report on Form 10-K, under the heading “Item 11 - Executive Compensation - Compensation of Our Directors.”

Mr. Bairrington was not appointed pursuant to any arrangement or understanding with any other person, and there are no transactions with Mr. Bairrington that would be reportable under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips 66 Partners LP
	By:	Phillips 66 Partners GP LLC, its general partner

Dated: August 15, 2016	By:	/s/ J.T. Liberti
J.T. Liberti Vice President and Chief Operating Officer